EXHIBIT 10.1
AMENDMENT NO. 2 TO THE
HEALTHMARKETS, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
     This SECOND AMENDMENT (the “Second Amendment”) to the Nonqualified Stock Option Agreement effective as of June 26, 2006 between HealthMarkets, Inc. (the “Company”) and Troy A. McQuagge (the “Optionee”), as amended by Amendment No. 1 effective March 21, 2008, (the “Agreement”), is hereby adopted effective June 11, 2008, pursuant to Section 16 of the Agreement. Words and phrases used herein with initial capital letters that are not defined herein shall have the meaning provided in the Agreement.
WITNESSETH:
     WHEREAS, the Company and The Optionee are parties to a Transition Services Agreement dated March 21, 2008;
     WHEREAS, the Company and The Optionee are parties to the Agreement; and
     WHEREAS, pursuant to Section 16 of the Agreement, the Company and the Optionee wish to amend the Agreement, effective as of the date first written above, as set forth herein;
     NOW THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:
I.
     In consideration of a payment of $225,000 from the Company to the Optionee, the Optionee agrees to a reduction in the number of the Optionee’s Options that remain unvested after June 26, 2008 by one-third (1/3rd). Accordingly, each portion of the Options that vests after June 26, 2008 of: (i) the Time-Based Tranche specified in Section 4(a), (ii) the Performance-Based Tranche specified in Section 4(b) and (iii) the Tranche C Options Shares specified in Section 4(c) of the Agreement shall be reduced by one-third (1/3rd).
     Except as expressly amended hereby, the provisions of the Agreement will remain in full force and effect.
[Signature page follows.]

          IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of June 11, 2008.

HealthMarkets, Inc.
By:
Name:	Michael A. Colliflower
Title:	Executive Vice President & General Counsel
Date:

Name:	Troy A. McQuagge
Date: